EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Techedge, Inc. (the "Company") on Form 10-QSB for the quarter ended June 30, 2005, filed with the Securities and Exchange Commission (the "Report"), I, Peter Z. Wang, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

       (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and the consolidated results of operations of the Company for the periods presented.

Dated: August 12, 2005
                                                          /s/ Peter Z. Wang
                                                         -----------------------
                                                         Peter Z. Wang
                                                         Chief Executive Officer

     The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of Form 10-QSB or as a separate disclosure statement.